[LOGO] CMA (R)

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND
--------------------------------------------------------------------------------
Semi-Annual Report

                               [GRAPHIC OMITTED]

September 30, 2000
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[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:
================================================================================

For the six-month period ended September 30, 2000, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 3.41%.* As of September 30, 2000, the Fund's 7-day yield was 3.91%.

Economic Environment

The commonwealth of Massachusetts continued to lead the Northeast in economic performance with a balanced economy during the six-month period ended September 30, 2000. Employment growth remained on an upward trend as the commonwealth continued to add a disproportionate share of high-paying jobs that contributed to personal income growth also being reported as extremely strong. In addition, joblessness remained and continued to inch lower, which allowed the Massachusetts' seasonally adjusted unemployment rate to trend well below the national average. Spurred by a very strong Canadian economy and an accelerating Western European economy, Massachusetts' export industry surged by posting a 12% rate of growth year-over-year. With continued good fortune in the commonwealth, commercial and residential real estate markets remained tight.

Future concerns for the commonwealth's economic well-being comes from two factors. The first concern is the commonwealth's increasing shortage of high-skilled labor, sluggish population and labor force growth, which could constrain Massachusetts' potent economy. The second concern is stock market volatility. The Boston metropolitan area would be most affected where the large mutual fund and financial industries are located. In addition, Massachusetts is home to numerous high-technology firms, composed mainly of smaller software, Internet development and biotechnology firms. The commonwealth's market volatility could make it more difficult for these companies to raise capital to expand operations either through venture capital or by issuing public equity.

Strong economic performance throughout the period enabled the commonwealth to report strong revenue streams. These strong revenue streams allowed Massachusetts to end fiscal year 2000 successfully, with total revenues of $15.7 billion or 9.9% above fiscal year 1999. In addition, good fortune has carried over into the beginning of fiscal year 2001 as total revenue collections for the first three months totaled $3.95 billion or 12.4% more than the comparable period last year. These positive revenue streams did not deter the commonwealth from issuing $400 million in Bond Anticipation Notes to temporarily finance its daily operations. Prosperity continued to filter to the various Massachusetts municipalities, as the need to finance daily operations by issuing short-term debt was still moderate. However, the need to subsidize school funding continued to affect the amount of local municipal issuance, which amounted to $1.23 billion.

Investment Strategy

At the beginning of the six-month period ended September 30, 2000, we employed a cautious approach to the short-term municipal market. With the Federal Reserve Board still pursuing a tightening policy and with April generally a month when funds experience seasonal tax-related redemptions, we began the period with an increased percentage of variable rate demand note securities. The Fund's net assets reached $427 million by mid-April but lost approximately 22% of its assets before stabilizing in mid-May. With overall tax-related redemptions higher than in previous years, combined with an anticipated interest rate increase by the Federal Reserve Board, yields on one-year Massachusetts municipal notes rose approximately 90 basis points (0.90%) to the 4.80% range or 80% of their taxable equivalent. In addition, yields on variable rate demand notes also rose to nearly 100% of their taxable equivalent. Although the Fund performed well during this period, yields on short-term Massachusetts municipal notes provided an opportunity to lock in attractive yields for an extended period of time. We changed our investment strategy to a neutral

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

================================================================================

position and pursued such opportunities when we could. However, our degree of participation in municipal notes was limited because of the extensive tax-related redemptions the Fund experienced this year.

At the May 16 Federal Open Market Committee meeting, the Federal Reserve Board increased the Federal Funds rate 50 basis points to 6.50%. This dramatic showing by the Federal Reserve Board created a positive outlook among investors, giving a sense that we may be near the end of the current cycle of rising short-term interest rates. As funds began to see subscriptions and the need to replace maturing notes grew, investors started to scramble to try to lock in the high yields offered by municipal notes. This scenario carried over through August as the Federal Reserve Board held short-term interest rates steady at both the June and August Federal Open Market Committee meetings and was further reinforced as economic statistics indicated that the economy was beginning to slow. Yields on Massachusetts short-term municipal notes declined approximately 65 basis points to the 4.20% range or 65% of their taxable equivalents by the end of August. However, in September a combination of reduced investor demand, indications of stabilization of the domestic economy and rising oil prices caused enough concern to see yields on variable rate demand notes rise sharply, and yields on one-year Massachusetts municipal notes increased approximately 15 basis points to the 4.35% range. We took advantage of market weakness by replacing lower-yielding maturing securities with higher-yielding municipal notes and the Fund performed well during this period. In addition, we were able to balance and increase the Fund's holdings of variable rate demand notes during periods when these securities rose sharply in yields.

Looking forward, we expect to employ a neutral approach to the short-term municipal market. We believe this investment strategy is warranted since uncertainty still surrounds the upcoming presidential election and any increases in oil prices. There also have been indications that the domestic economy may be stabilizing, which could prompt the Federal Reserve Board into some form of action in the future. We will pursue and look to take advantage of yield opportunities in municipal notes when they exist and as they become available. Finally, we will continue to closely monitor credit quality and at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

In Conclusion

We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kevin A. Schiatta

Kevin A. Schiatta
Vice President and Portfolio Manager

November 1, 2000


2
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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000                  (IN THOUSANDS)
================================================================================

                     Face
State               Amount                                   Issue                                                            Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts --   $ 4,494   Blackstone, Massachusetts, GO, BAN, 4.75% due 10/26/2000 .....................................  $ 4,495
99.4%                1,875   Boston, Massachusetts, Industrial Financing Authority, IDR
                             (Acme Bookbinding Co.), AMT, VRDN, 5.50% due 9/01/2006 (a) ...................................    1,875
                     5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, FLOATS,
                             Series SG-75, 5.47% due 11/01/2019 (a) .......................................................    5,000
                    11,745   Clipper, Massachusetts, Tax-Exempt Trust Revenue Bonds, VRDN, AMT,
                             4.94% due 9/01/2004 (a) ......................................................................   11,745
                             Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN (a):
                     9,600       Series 97C-2102, 4.34% due 2/01/2011 .....................................................    9,600
                    11,400       Series 97C-2103, 4.34% due 2/01/2006 .....................................................   11,400
                     2,900   Freetown-Lakeville, Massachusetts, Regional School District, BAN,
                             4.75% due 9/28/2001 ..........................................................................    2,911
                     9,500   Freetown-Lakeville, Massachusetts, Regional School District, GO, BAN,
                             4.50% due 2/16/2001 ..........................................................................    9,509
                     6,000   Holliston, Massachusetts, GO, BAN, 4.75% due 8/24/2001 .......................................    6,022
                     3,750   Lowell, Massachusetts, Regional Transit Authority Revenue Bonds, RAN,
                             4.75% due 8/10/2001 ..........................................................................    3,755
                     9,000   Lynn, Massachusetts, GO, BAN, 4.25% due 11/16/2000 ...........................................    9,003
                     4,200   Marlborough, Massachusetts, GO, BAN, 5% due 6/22/2001 ........................................    4,212
                     5,000   Marshfield, Massachusetts, GO, BAN, 5% due 6/20/2001 .........................................    5,025
                    20,000   Massachusetts State, CP, 5.45% due 10/04/2000 ................................................   20,000
                     3,900   Massachusetts State Development Finance Agency, Environmental Improvement
                             Revenue Bonds (The Mead Corporation Project), VRDN, AMT, Series A,
                             5.45% due 11/01/2033 (a) .....................................................................    3,900
                             Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
                     2,600       (Seafood Services Inc. Project), Series A, 5.65% due 12/01/2023 ..........................    2,600
                     1,580       (Ward Hill Central Products Inc.), 5.70% due 8/01/2016 ...................................    1,580
                     3,500   Massachusetts State Development Finance Agency Revenue Bonds (Worcester
                             Academy Issue), VRDN, 5.40% due 10/01/2030 (a) ...............................................    3,500
                             Massachusetts State Development Finance Agency, Revenue Refunding
                             Bonds, VRDN (a):
                     5,000       (Boston Renaissance Charter), 5.57% due 7/01/2024 ........................................    5,000
                     4,000       (Marine Biological Lab), 5.40% due 2/01/2030 .............................................    4,000
                     3,255   Massachusetts State, FLOATS, Series SG-126, 5.47% due 8/01/2018 (a) ..........................    3,255
                    17,500   Massachusetts State, GO, Refunding, VRDN, Series B, 4.15% due 9/01/2016 (a) ..................   17,500

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CP       Commercial Paper
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RAN      Revenue Anticipation Notes
VRDN     Variable Rate Demand Notes

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONTINUED)      (IN THOUSANDS)
================================================================================

                     Face
State               Amount                                              Issue                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                Massachusetts State Health and Educational Facilities Authority Revenue Bonds,
(continued)                  VRDN (a):
                   $11,100       (Capital Asset Program), Series D, 5.55% due 1/01/2035 (b) ..............................   $11,100
                    31,585       (Capital Asset Program), Series E, 5.50% due 1/01/2035 ..................................    31,585
                    15,300       (Partners Healthcare System), Series P-1, 5.45% due 7/01/2027 (c) .......................    15,300
                             Massachusetts State Health and Educational Facilities Authority, Revenue
                             Refunding Bonds, VRDN (a):
                     8,500       (Boston University), Series H, 4.15% due 12/01/2029 .....................................     8,500
                       500       (Capital Asset Program), Series C, 4.10% due 7/01/2010 (b) ..............................       500
                     5,750   Massachusetts State Industrial Finance Agency, Health Care Facility
                             Revenue Bonds (Beverly Enterprises), VRDN, 5.35% due 4/01/2009 (a) ..........................     5,750
                     4,000   Massachusetts State Industrial Finance Agency (Holyoke Water & Power Company
                             Project), PCR, VRDN, AMT, 5.40% due 12/01/2020 (a) ..........................................     4,000
                             Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                             VRDN, AMT (a):
                     2,850       (AFC Cable Systems Inc. Issue), 5.60% due 7/01/2016 .....................................     2,850
                     1,700       (America Tech), 5.65% due 8/01/2022 .....................................................     1,700
                     2,000       (BBB Esquire LLC), 5.65% due 12/01/2016 .................................................     2,000
                     2,500       (Foilmark Manufacturing), Series A, 5.60% due 6/01/2010 .................................     2,500
                     2,515       (Garlock Printing Corp.), 5.60% due 12/01/2017 ..........................................     2,515
                     3,360       (Gem Group Inc. Issue), 5.60% due 7/01/2016 .............................................     3,360
                     2,920       (Insco Corporation Issue), 5.60% due 9/01/2008 ..........................................     2,920
                     2,505       (James F. & Judith Matthews), 5.60% due 9/01/2013 .......................................     2,505
                     2,660       (Lavigne), 5.60% due 8/01/2008 ..........................................................     2,660
                     1,900       (Matco Electric Group Inc.), 5.60% due 7/01/2004 ........................................     1,900
                     2,800       (Mercer Paper Tube Corp.), 5.60% due 11/01/2011 .........................................     2,800
                     6,040       (Star Container Corp.), 5.60% due 2/01/2018 .............................................     6,040
                     2,200       (Tamasi Family Issue), 5.50% due 5/01/2013 ..............................................     2,200
                       653       (Techprint/Techgraphics), 5.50% due 6/01/2017 ...........................................       653
                     2,825       (Telcom USA Inc. Issue), 5.60% due 8/01/2016 ............................................     2,825
                     3,460       (Valkyrie Co. Inc.), 5.60% due 5/01/2013 ................................................     3,460
                     2,435       (WBC Extrusion Products Issue), 4.55% due 4/01/2006 .....................................     2,435
                     2,415       (William F. Rogers Issue), 5.60% due 11/01/2006 .........................................     2,415
                             Massachusetts State Industrial Finance Agency, Industrial Revenue Refunding
                             Bonds, VRDN, AMT (a):
                     1,375       (Carand Realty Trust Issue), 5.50% due 5/01/2017 ........................................     1,375
                     2,765       (New England Biolabs), 5.60% due 3/01/2016 ..............................................     2,765
                             Massachusetts State Industrial Finance Agency, PCR, Refunding (New England
                             Power Company Project), CP:
                    15,600       4% due 10/02/2000 .......................................................................    15,600
                     2,800       4.15% due 10/23/2000 ....................................................................     2,800
                             Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                     2,500       (Gordon College Issue), 5.40% due 12/01/2027 ............................................     2,500
                     1,720       (Heritage at Dartmouth), AMT, 5.60% due 12/01/2028 ......................................     1,720
                     1,728       (Lower Mills Association II L.P.), 5.55% due 12/01/2020 .................................     1,728
                     1,150       (Whitehead Institute Biomed Research), 5.40% due 7/01/2026 ..............................     1,150
                             Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds,
                             VRDN (a):
                       970       (Easy Day Realty Trust Project), Series A, 5.50% due 7/01/2006 ..........................       970
                     5,000       (Lightolier Inc. Project), 5.65% due 7/29/2010 ..........................................     5,000
                     2,880       (Mount Ida College Issue), 5.40% due 12/01/2027 .........................................     2,880
                    16,000       (Showa Womens Institute Inc.), 5.50% due 3/15/2004 ......................................    16,000

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONCLUDED)      (IN THOUSANDS)
================================================================================

                     Face
State               Amount                                              Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
(concluded)                  Bonds (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
                   $ 2,310       5.60% due 1/01/2011 .....................................................................  $  2,310
                     2,685       5.60% due 6/01/2013 .....................................................................     2,685
                     6,000   Massachusetts State M/F Housing Finance Revenue Refunding Bonds, VRDN,
                             Series A, 5.30% due 12/01/2025 (a)(e) .......................................................     6,000
                    10,785   Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue
                             Bonds, FLOATS, Series SG-124, 5.47% due 1/01/2029 (a) .......................................    10,785
                     7,500   Massachusetts State Water Resources Authority, CP, 4.20% due 11/08/2000 .....................     7,500
                             Massachusetts State Water Resources Authority, Revenue Refunding Bonds,
                             VRDN (a)(d):
                     7,000       Sub-Series B, 5.50% due 8/01/2037 .......................................................     7,000
                     4,000       Sub-Series D, 5.50% due 11/01/2026 ......................................................     4,000
                     2,400   Medford, Massachusetts, GO, BAN, 4.625% due 3/16/2001 .......................................     2,403
                     9,000   Millbury, Massachusetts, GO, BAN, 4.50% due 4/19/2001 .......................................     9,008
                     8,520   Millis, Massachusetts, GO, BAN, 4.75% due 10/13/2000 ........................................     8,522
                     7,250   New Bedford, Massachusetts, GO, BAN, 5.30% due 6/23/2001 ....................................     7,297
                     5,000   Northbridge, Massachusetts, GO, BAN, 4.75% due 3/13/2001 ....................................     5,010
                     4,220   Norwood, Massachusetts, GO, BAN, 4.625% due 1/30/2001 .......................................     4,224
                     5,520   Saugus, Massachusetts, GO, BAN, 4.75% due 9/06/2001 .........................................     5,542
                     5,000   Springfield, Massachusetts, BAN, 4.75% due 1/12/2001 ........................................     5,007
                     6,700   Whitman Hanson, Massachusetts, Regional School District, GO, BAN,
                             4.30% due 12/15/2000 ........................................................................     6,704
                     5,945   Worcester, Massachusetts, GO, BAN, 4.75% due 8/30/2001 ......................................     5,966
                     4,500   Yarmouth, Massachusetts, GO, BAN, 4.625% due 6/20/2001 ......................................     4,510
------------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost -- $429,321*) -- 99.4% ..............................................   429,321
                             Other Assets Less Liabilities -- 0.6% .......................................................     2,773
                                                                                                                            --------
                             Net Assets -- 100.0% ........................................................................  $432,094
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(b)   MBIA Insured.
(c)   FSA Insured.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2000
================================================================================

Assets:
Investments, at value (identified cost--$429,321,168) ............                 $429,321,168
Cash .............................................................                       72,891
Receivables:
  Interest .......................................................   $ 3,027,187
  Securities sold ................................................         2,178      3,029,365
                                                                     -----------
Prepaid registration fees and other assets .......................                       25,038
                                                                                   ------------
Total assets .....................................................                  432,448,462
                                                                                   ------------
Liabilities:
Payables:
  Investment adviser .............................................       153,958
  Distributor ....................................................       100,407        254,365
                                                                     -----------
Accrued expenses and other liabilities ...........................                      100,376
                                                                                   ------------
Total liabilities ................................................                      354,741
                                                                                   ------------
Net Assets .......................................................                 $432,093,721
                                                                                   ============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ................................................                 $ 43,209,302
Paid-in capital in excess of par .................................                  388,883,614
Undistributed realized capital gains--net ........................                          805
                                                                                   ------------
Net Assets -- Equivalent to $1.00 per share based on 432,093,015
shares of beneficial interest outstanding ........................                 $432,093,721
                                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
================================================================================

Investment Income:
Interest and amortization of premium earned .........              $   7,835,447

Expenses:
Investment advisory fees ............................   $950,881
Distribution fees ...................................    236,945
Accounting services .................................     44,569
Transfer agent fees .................................     27,059
Professional fees ...................................     23,564
Custodian fees ......................................     16,157
Printing and shareholder reports ....................      9,844
Registration fees ...................................      7,187
Pricing fees ........................................      3,752
Trustees' fees and expenses .........................      1,111
Other ...............................................      1,742
                                                        --------
Total expenses ......................................                  1,322,811
                                                                   -------------
Investment income -- net ............................                  6,512,636
Realized Gain on Investments -- Net .................                        805
                                                                   -------------
Net Increase in Net Assets Resulting from
 Operations .........................................              $   6,513,441
                                                                   =============

See Notes to Financial Statements.

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                           For the Six      For the Year
                                                          Months Ended         Ended
                                                          September 30,      March 31,
Increase (Decrease) in Net Assets:                            2000              2000
-----------------------------------------------------------------------------------------
Operations:
Investment income -- net .............................   $   6,512,636    $    10,142,968
Realized gain on investments -- net ..................             805             21,902
                                                         -------------    ---------------
Net increase in net assets resulting from operations .       6,513,441         10,164,870
                                                         -------------    ---------------
Dividends and Distributions to Shareholders:
Investment income -- net .............................      (6,512,636)       (10,142,968)
Realized gain on investments -- net ..................              --            (21,164)
                                                         -------------    ---------------
Net decrease in net assets resulting from dividends
and distributions to shareholders ....................      (6,512,636)       (10,164,132)
                                                         -------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .....................     939,321,377      1,766,806,466
Value of shares issued to shareholders in reinvestment
of dividends and distributions .......................       6,512,769         10,142,868
                                                         -------------    ---------------
                                                           945,834,146      1,776,949,334
Cost of shares redeemed ..............................    (923,441,058)    (1,698,687,477)
                                                         -------------    ---------------
Net increase in net assets derived from beneficial
interest transactions ................................      22,393,088         78,261,857
                                                         -------------    ---------------
Net Assets:
Total increase in net assets .........................      22,393,893         78,262,595
Beginning of period ..................................     409,699,828        331,437,233
                                                         -------------    ---------------
End of period ........................................   $ 432,093,721    $   409,699,828
                                                         =============    ===============

See Notes to Financial Statements.

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios        For the Six
have been derived from information             Months Ended                For the Year Ended March 31,
provided in the financial statements.         September 30,    ---------------------------------------------------
Increase (Decrease) in Net Asset Value:            2000           2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ........   $    1.00      $    1.00     $    1.00     $    1.00     $    1.00
                                                ---------      ---------     ---------     ---------     ---------
Investment income -- net ....................         .02            .03           .03           .03           .03
Realized gain (loss) on investments -- net ..          --+            --+           --            --+           --+
                                                ---------      ---------     ---------     ---------     ---------
Total from investment operations ............         .02            .03           .03           .03           .03
                                                ---------      ---------     ---------     ---------     ---------
Less dividends and distributions:
  Investment income -- net ..................        (.02)          (.03)         (.03)         (.03)         (.03)
  Realized gain on investments -- net .......          --             --+           --            --            --
                                                ---------      ---------     ---------     ---------     ---------
Total dividends and distributions ...........        (.02)          (.03)         (.03)         (.03)         (.03)
                                                ---------      ---------     ---------     ---------     ---------
Net asset value, end of period ..............   $    1.00      $    1.00     $    1.00     $    1.00     $    1.00
                                                =========      =========     =========     =========     =========
Total Investment Return .....................        3.41%*         2.80%         2.77%         3.03%         2.84%
                                                =========      =========     =========     =========     =========
Ratios to Average Net Assets:
Expenses ....................................         .69%*          .70%          .72%          .72%          .76%
                                                =========      =========     =========     =========     =========
Investment income -- net ....................        3.42%*         2.76%         2.72%         2.98%         2.78%
                                                =========      =========     =========     =========     =========
Supplemental Data:
Net assets, end of period (in thousands) ....   $ 432,094      $ 409,700     $ 331,437     $ 268,929     $ 200,598
                                                =========      =========     =========     =========     =========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940,

--------------------------------------------------------------------------------

================================================================================

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Roscoe S. Suddarth -- Trustee
Richard R. West -- Trustee
Arthur Zeikel -- Trustee
Edward D. Zinbarg -- Trustee
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Donald C. Burke -- Vice President and Treasurer
Phillip Gillespie -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11283--9/00

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